Exhibit 99.1

Black Rifle Coffee Company Announces Long-Term Sales and Distribution Agreement with Keurig Dr Pepper for Black Rifle Energy™ Drinks

Salt Lake City, Utah, September 5, 2024 – Black Rifle Coffee Company (NYSE: BRCC) (“BRCC,” “the company”), a rapidly-growing, mission-driven lifestyle brand and premium coffee company, today unveiled a long-term sales and distribution agreement with Keurig Dr Pepper Inc. (NASDAQ: KDP) (“KDP”) for BRCC’s new line of ready-to-drink Black Rifle Energy beverages. The deal matches BRCC’s vast consumer appeal and authentically entertaining brand strategy with KDP’s unique route-to-market advantage.

Black Rifle Energy beverages provide a boost from naturally sourced caffeine fueled by BRCC’s proprietary Black Rifle Energy Blend, presented in packaging that embodies the brand’s identity and its commitment to quality, patriotism, and the military and first responder communities. Offering zero-sugar energy delivery, Black Rifle Energy beverages come in four refreshing flavors, each with 200 milligrams of caffeine per 16-ounce can. The Black Rifle Energy beverage line is expected to launch in Q4 and be available nationwide in early 2025.

Under the terms of the agreement, KDP will sell and distribute Black Rifle Energy within the majority of its company-owned direct store territories nationwide, driving retail availability and multiplying household market share.

Black Rifle Coffee Company CEO Chris Mondzelewski said, “The strength of Black Rifle Coffee Company lies in our decade-long commitment to offering customers unique products and experiences that can’t be found elsewhere. With Black Rifle Energy, we are staking our claim in a $21 billion category and launching the next generation of consumer-centric innovation. Our collaboration with KDP enables us to expand our retail presence, accelerate household reach, and enhance our commercial operations. We’re equally proud to partner with a company that shares our mission of giving back to the veteran community.”

Andrew Archambault, President, U.S. Refreshment Beverages at Keurig Dr Pepper said, “This partnership is a win for consumers and for both of our companies. Black Rifle Coffee’s strong brand and passionate following are distinct advantages that position it for success in the energy space. This is an exciting expansion to our K-Cup pod partnership launched earlier this year, and we see a unique role for Black Rifle Energy within our Energy portfolio of brands. Together, we can drive growth and accessibility for this new product offering in the category.”

Terms of the agreement were not disclosed.

More details about the partnership can be found on the BRCC website at ir.blackriflecoffee.com.

ABOUT BLACK RIFLE COFFEE COMPANY

Black Rifle Coffee Company (BRCC) is a Veteran-founded coffee company and lifestyle brand serving premium beverages to people who love America. Founded in 2014 by Green Beret Evan Hafer, Black Rifle Coffee develops their explosive coffee roast profiles with the same mission focus they learned while serving in the military. The company's creative and entertaining approach to marketing has attracted more than 6 million followers across social media platforms. BRCC is committed to supporting Veterans, active-duty military, first responders, and the American way of life.

To learn more, visit www.blackriflecoffee.com, subscribe to the BRCC newsletter, or follow along on social media.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements about the Company and its industry that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this press release, including statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s financial condition, liquidity, prospects, growth, strategies, future market conditions, developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking.
The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Factors that may cause such forward-looking statements to differ from actual results include, but are not limited to: competition and our ability to grow and manage growth sustainably and retain our key employees; failure to achieve sustained profitability; negative publicity affecting our brand and reputation, or the reputation of key employees; failure to manage our debt obligations; failure to effectively make use of assets received under bartering transactions; failure by us to maintain our message as a supportive member of the Veteran and military communities and any other factors which may negatively affect the perception of our brand; our limited operating history, which may make it difficult to successfully execute our strategic initiatives and accurately evaluate future risks and challenges; failed marketing campaigns, which may cause us to incur costs without attracting new customers or realizing higher revenue; failure to attract new customers or retain existing customers; risks related to the use of social media platforms, including dependence on third-party platforms; failure to provide high-quality customer experience to retail partners and end users, including as a result of production defaults, or issues, including due to failures by one or more of our co-manufacturers, affecting the quality of our products, which may adversely affect our brand; decrease in success of the direct to consumer revenue channel; loss of one or more co-manufacturers, or delays, quality, or other production issues, including labor-related production issues at any of our co-manufacturers; failure to manage our supply chain, and accurately forecast our raw material and co-manufacturing requirements to support our needs; failure to effectively manage or distribute our products through our Wholesale business partners, especially our key Wholesale business partners; failure by third parties involved in the supply chain of coffee, store supplies or merchandise to produce or deliver products, including as a result of ongoing supply chain disruptions, or our failure to effectively manage such third parties; changes in the market for high-quality coffee beans and other commodities; fluctuations in costs and availability of real estate, labor, raw materials, equipment, transportation or shipping; failure to successfully compete with other producers and retailers of coffee; failure to successfully open new Black Rifle Coffee Outposts, including failure to timely proceed through permitting and other development processes, or the failure of any new or existing Outposts to generate sufficient sales; failure to properly manage our rapid growth, inventory needs, and relationships with various business partners; failure to protect against software or hardware vulnerabilities; failure to build brand recognition using our intellectual properties or otherwise; shifts in consumer spending, lack of interest in new products or changes in brand perception upon evolving consumer preferences and tastes; failure to adequately maintain food safety or quality and comply with food safety regulations; failure to successfully integrate into new domestic and international markets; risks related to leasing space subject to long-term non-cancelable leases and with respect to real property; failure of our franchise partners to successfully manage their franchises; failure to raise additional capital to develop the business; risks related to supply chain disruptions; risks related to unionization of employees; failure to comply with federal state and local laws and regulations, or failure to prevail in civil litigation matters; and other risks and uncertainties indicated in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2024 including those set forth under “Item 1A. Risk Factors” included therein, as well as in our other filings with the SEC. Such forward-looking statements are based on information available as of the date of this press release and the Company’s current beliefs and expectations concerning future developments and their effects on the Company. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not place undue reliance on these forward-looking statements as predictions of future events. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this press release, the Company cannot guarantee that the future results, growth, performance or events or circumstances reflected in these forward-looking statements will be achieved or occur at all. These forward-looking statements speak only as of the date of this press release. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Media Contact:

press@blackriflecoffee.com